UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)
June 11, 2026

Fox Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
1211 Avenue of the Americas, New York, New York 10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(212) 852-7000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Named Executive Officer Employment Arrangements

On June 11, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Fox Corporation (the “Company”) and the Board each unanimously approved an extension of the term of the employment and compensatory arrangement with Mr. Lachlan K. Murdoch, the Company’s Executive Chair and Chief Executive Officer, through June 30, 2030. In addition, the Committee and the Board each unanimously approved an increase, beginning July 1, 2026, in Mr. Murdoch’s target annual bonus to $9,000,000 and target annual equity award to $20,000,000. Mr. Murdoch recused himself from all discussions and votes regarding his employment term extension and compensation adjustments.

On June 11, 2026, the Committee and the Board each unanimously approved an extension of the term of the employment and compensatory arrangement with Mr. Steven Tomsic, the Company’s Chief Financial Officer, through June 30, 2030. In addition, the Committee and the Board each unanimously approved an increase, beginning July 1, 2026, in Mr. Tomsic’s base salary to $2,000,000 per annum, target annual bonus to $3,000,000 (with a further increase to $3,500,000 effective as of July 1, 2028) and target annual equity award to $4,000,000.

The foregoing description of the amended employment arrangements does not purport to be complete and is qualified in its entirety by reference to the form of employment agreement extension letter filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1	Form of Employment Extension Letter

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ Adam G. Ciongoli
Name: Adam G. Ciongoli
Title: Chief Legal and Policy Officer
June 11, 2026